UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 27, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated September 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-01                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

    On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 27, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  October 28, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 27, 2003



                      Centex Home Equity Loan Trust 2003-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     113,000,000.00   113,000,000.00   1,532,713.95     201,516.67   1,734,230.62     0.00            0.00      111,467,286.05
AF_2      27,000,000.00    27,000,000.00           0.00      65,700.00      65,700.00     0.00            0.00       27,000,000.00
AF_3      59,000,000.00    59,000,000.00           0.00     181,425.00     181,425.00     0.00            0.00       59,000,000.00
AF_4      76,000,000.00    76,000,000.00           0.00     314,133.33     314,133.33     0.00            0.00       76,000,000.00
AF_5      10,600,000.00    10,600,000.00           0.00      47,258.33      47,258.33     0.00            0.00       10,600,000.00
AF_6      31,700,000.00    31,700,000.00           0.00     127,064.17     127,064.17     0.00            0.00       31,700,000.00
AV       388,200,000.00   388,200,000.00   2,270,182.66     489,994.67   2,760,177.33     0.00            0.00      385,929,817.34
M_1       57,375,000.00    57,375,000.00           0.00      92,820.00      92,820.00     0.00            0.00       57,375,000.00
M_2       46,750,000.00    46,750,000.00           0.00     113,031.11     113,031.11     0.00            0.00       46,750,000.00
M_3       27,625,000.00    27,625,000.00           0.00     102,396.67     102,396.67     0.00            0.00       27,625,000.00
B         12,750,000.00    12,750,000.00           0.00      56,893.33      56,893.33     0.00            0.00       12,750,000.00
TOTALS   850,000,000.00   850,000,000.00   3,802,896.61   1,792,233.28   5,595,129.89     0.00            0.00      846,197,103.39

X_IO           1,700.89         1,700.89           0.00   3,533,010.86   3,533,010.86        0.00            0.00         1,700.89
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314HJ2    1,000.00000000  13.56384027     1.78333336     15.34717363          986.43615973       AF_1    2.140000 %
AF_2     152314HK9    1,000.00000000   0.00000000     2.43333333      2.43333333        1,000.00000000       AF_2    2.920000 %
AF_3     152314HL7    1,000.00000000   0.00000000     3.07500000      3.07500000        1,000.00000000       AF_3    3.690000 %
AF_4     152314HM5    1,000.00000000   0.00000000     4.13333329      4.13333329        1,000.00000000       AF_4    4.960000 %
AF_5     152314HN3    1,000.00000000   0.00000000     4.45833302      4.45833302        1,000.00000000       AF_5    5.350000 %
AF_6     152314HP8    1,000.00000000   0.00000000     4.00833344      4.00833344        1,000.00000000       AF_6    4.810000 %
AV       152314HQ6    1,000.00000000   5.84797182     1.26222223      7.11019405          994.15202818       AV      1.420000 %
M_1      152314HR4    1,000.00000000   0.00000000     1.61777778      1.61777778        1,000.00000000       M_1     1.820000 %
M_2      152314HS2    1,000.00000000   0.00000000     2.41777775      2.41777775        1,000.00000000       M_2     2.720000 %
M_3      152314HT0    1,000.00000000   0.00000000     3.70666679      3.70666679        1,000.00000000       M_3     4.170000 %
B        152314HU7    1,000.00000000   0.00000000     4.46222196      4.46222196        1,000.00000000       B       5.020000 %
TOTALS                1,000.00000000   4.47399601     2.10850974      6.58250575          995.52600399
X_IO     N/A          1,000.00000000   0.00000000         ######           #####        1,000.00000000       X_IO    0.000000 %
----------------------------------------------------------------------------------------------      ----  -------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    ---------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
                    ---------------------------------------


Sec. 7.09(ii)          Distributions Allocable to Principal
                       Group I
                       Scheduled Monthly Payments                                          352,013.87
                       Curtailments                                                         32,660.36
                       Prepayments in Full                                               1,135,441.20
                       Loans Repurchased by Seller                                               0.00
                       Substitution Amounts                                                      0.00
                       Net Liquidation Proceeds                                                  0.00

                       Group II
                       Scheduled Monthly Payments                                          351,063.79
                       Curtailments                                                         12,973.06
                       Prepayments in Full                                               1,920,445.22
                       Loans Repurchased by Seller                                               0.00
                       Substitution Amounts                                                      0.00
                       Net Liquidation Proceeds                                                  0.00

                       Subordination Increase Amount                                             0.00
                       Excess Overcollateralization Amount                                   1,700.89

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF-1                                                                0.00
                       Class AF-2                                                                0.00
                       Class AF-3                                                                0.00
                       Class AF-4                                                                0.00
                       Class AF-5                                                                0.00
                       Class AF-6                                                                0.00
                       Class AV                                                                  0.00
                       Class M-1                                                                 0.00
                       Class M-2                                                                 0.00
                       Class M-3                                                                 0.00
                       Class B                                                                   0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Subordinate Certificates
                       Class M-1                                                                 0.00
                       Class M-2                                                                 0.00
                       Class M-3                                                                 0.00
                       Class B                                                                   0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                        317,287,401.40
                       Group I Ending Aggregate Loan Balance                           315,767,286.05

                       Group II Beginning Aggregate Loan Balance                       532,714,299.41
                       Group II Ending Aggregate Loan Balance                          530,429,817.34

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                        0.00
                       Total Required Overcollateralization Amount                               0.00

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                     0.00
                       Group II                                                                    0.00

Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                     0.00
                       Group II                                                                    0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                 7.7530 %
                       Group II                                                                7.3742 %

Sec. 7.09(xi)          Monthly Remittance Amount
                       Group I                                                             3,570,543.95
                       Group II                                                            5,558,595.29

Sec. 7.09(xiii)        Weighted Average Gross Margin - Group II Loans                          8.1098 %

Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                               746,985.28
                       Group II                                                              673,228.39

Sec. 7.09(xv)          Basic Principal Amount
                       Group I                                                             1,520,115.43
                       Group II                                                            2,284,482.07

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                     0.00
                       Group II                                                                    0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                     0.00
                       Group II                                                                    0.00
                       Subordinate                                                                 0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                       7.75 %
                       Group II Net WAC Cap                                                      6.91 %
                       Subordinate Net WAC Cap                                                   6.91 %

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M-1                                                                   0.00
                       Class M-2                                                                   0.00
                       Class M-3                                                                   0.00
                       Class B                                                                     0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                              Group 1
                                                                                        Principal
                                              Period                 Number               Balance              Percentage
                                             30-59 days                      17            1,097,760.44                  0.35 %
                                             60-89 days                       0                    0.00                  0.00 %
                                             90+days                          0                    0.00                  0.00 %
                                             Total                       17                1,097,760.44                  0.35 %
                                              Group 2
                                                                                        Principal
                                              Period                 Number               Balance              Percentage
                                             30-59 days                      38            3,125,472.82                  0.59 %
                                             60-89 days                       9              722,245.92                  0.14 %
                                             90+days                          0                    0.00                  0.00 %
                                              Total                          47            3,847,718.74                  0.73 %
                                              Group Totals
                                                                                        Principal
                                              Period                 Number               Balance              Percentage
                                             30-59 days                      55            4,223,233.26                  0.50 %
                                             60-89 days                       9              722,245.92                  0.09 %
                                             90+days                          0                    0.00                  0.00 %
                                              Total                          64            4,945,479.18                  0.59 %

Sec. 7.09(b)(ii)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                              Group 1
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                              Group 2
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                             Group Totals
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %

Sec. 7.09(b)(iii)      Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                              Group 1
                                                                    Principal
                                              Number                Balance               Percentage
                                                        4               367,430.77                 0.12 %
                                              Group 2
                                                                    Principal
                                              Number                Balance               Percentage
                                                        1                33,005.78                 0.01 %
                                             Group Totals
                                                                    Principal
                                              Number                Balance               Percentage
                                                        5               400,436.55                 0.05 %

Sec. 7.09(b)(iii)      Balloon Loans
                       Number of Balloon Loans                                                                       81.00
                       Balance of Balloon Loans                                                               8,002,403.12

Sec. 7.09(b)(iv)       Number and Aggregate Principal Amounts of REO Loans
                                              Group 1
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                              Group 2
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                             Group Totals
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %

Sec. 7.09(b)(v)        Book Value of REO Loans
                       Group I                                                                                                 0.00
                       Group II                                                                                                0.00

Sec. 7.09(b)(vi)       Realized Losses
                       Group I
                       Monthly Realized Losses                                                                                 0.00
                       Cumulative Realized Losses                                                                              0.00
                       Group II
                       Monthly Realized Losses                                                                                 0.00
                       Cumulative Realized Losses                                                                              0.00

Sec. 7.09(b)(vii)      Net Liquidation Proceeds
                       Group I                                                                                                 0.00
                       Group II                                                                                                0.00

Sec. 7.09(b)(viii)     60+ Delinquency Percentage (Rolling Three Month)                                                    0.0854 %

Sec. 7.09(b)(ix)       Cumulative Loss Percentage
                       Cumulative Realized Losses Since Cut-Off Date                                                           0.00
                       Aggregate Loan Balance as of the Cut-Off Date                                                 850,001,700.81
                       Cumulative Loss Percentage                                                                            0.00 %

Sec. 7.09(b)(x)        Has a Trigger Event Occurred?                                                                             NO

                       1-Month LIBOR for Current Distribution Date                                                        1.12000 %

